Short-Term Debt	12 Months Ended
Sep. 30, 2015
Short-term Debt [Abstract]
Short-Term Debt
SHORT-TERM DEBT

WGL and Washington Gas satisfy their short-term financing requirements through the sale of commercial paper or through bank borrowings. Due to the seasonal nature of the regulated utility and retail energy-marketing segments, short-term financing requirements can vary significantly during the year. Revolving credit agreements are maintained to support outstanding commercial paper and to permit short-term borrowing flexibility. The policy of each WGL and Washington Gas is to maintain bank credit facilities in amounts equal to or greater than the expected maximum commercial paper position. The following is a summary of committed credit available at September 30, 2015 and 2014.

Committed Credit Available (In millions)
September 30, 2015	WGL(b)	Washington Gas	Total Consolidated
Committed credit agreements
Unsecured revolving credit facility, expires December 19, 2019(a)	$450.0	$350.0	$800.0
Less: Commercial Paper	(243.0)	(89.0)	(332.0)
Net committed credit available	$207.0	$261.0	$468.0
Weighted average interest rate	0.30%	0.16%	0.26%
September 30, 2014
Committed credit agreements
Unsecured revolving credit facility, expires April 3, 2017(a)	$450.0	$350.0	$800.0
Less: Commercial Paper	(364.5)	(89.0)	(453.5)
Net committed credit available	$85.5	$261.0	$346.5
Weighted average interest rate	0.20%	0.13%	0.19%
(a) Both WGL and Washington Gas have the right to request extensions with the banks’ approval. WGL’s revolving credit facility permits it to borrow an additional $100 million, with the banks’ approval, for a total of $550 million. Washington Gas’ revolving credit facility permits it to borrow an additional $100 million, with the banks’ approval, for a total of $450 million.
(b) WGL includes all subsidiaries other than Washington Gas.
In December 2014, both WGL and Washington Gas entered into a first amendment to their respective credit agreements, each dated April 3, 2012. The amendments extend the maturity date of the credit facilities from April 3, 2017 to December 19, 2019, provided that all necessary governmental approvals have been renewed by September 30, 2017. Under the credit agreements, as amended, WGL and Washington Gas each have the right to request two one-year-extensions, with the banks' approval. At September 30, 2015 and 2014, there were no outstanding bank loans from WGL’s or Washington Gas’ revolving credit facilities.

Under the terms of the credit agreements, the ratio of consolidated financial indebtedness to consolidated total capitalization may not exceed 0.65 to 1.0 (65%). At September 30, 2015, WGL's and Washington Gas' ratios of consolidated financial indebtedness to consolidated total capitalization were 51% and 42%, respectively. In addition, WGL and Washington Gas are required to inform lenders of changes in corporate existence, financial conditions, litigation and environmental warranties that might have a material adverse effect. Failure to inform the lenders’ agent of these material changes might constitute default under the agreements. Another potential default may be deemed to exist if WGL or Washington Gas were to fail to pay principal or interest when due on any other indebtedness. Such defaults, if not remedied, could lead to suspension of further loans and/or acceleration in which obligations become immediately due and payable. At September 30, 2015, WGL and Washington Gas were in compliance with all of the covenants under their revolving credit facilities.